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Scudder Strategic Income Fund

Classes A, B and C

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Strategic Income Fund	Nasdaq Symbol	CUSIP Number
Class A	KSTAX	81123J-100
Class B	KSTBX	81123J-209
Class C	KSTCX	81123J-308

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Strategic Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.38%	.66%	1.13%	5.75%
Class B	1.77%	-.28%	.17%	4.73%(a)
Class C	2.00%	.02%	.42%	4.97%(a)
Lehman Brothers Government/Corporate Bond Index+	5.49%	9.23%	7.38%	7.50%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/02	$ 4.08	$ 4.08	$ 4.11
10/31/01	$ 4.33	$ 4.33	$ 4.36
Distribution Information: Twelve Months: Income Dividends	$ .36	$ .33	$ .34
October Income Dividend	$ .0290	$ .0261	$ .0269
SEC 30-day Equivalent Yield++	7.43%	6.98%	7.14%
Current Annualized Distribution Rate (based on Net Asset Value)++	8.53%	7.68%	7.85%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Multi-Sector Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	75	of	125	60
3-Year	102	of	113	89
5-Year	67	of	83	80
10-Year	9	of	17	45

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of a $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Strategic Income Fund - Class A [] Lehman Brothers Government/Corporate Bond Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,777	$9,739	$10,104	$16,708
	Average annual total return	-2.23%	-.88%	.21%	5.27%
Class B(c)	Growth of $10,000	$9,895	$9,761	$10,015	$15,882(a)
	Average annual total return	-1.05%	-.80%	.03%	4.73%(a)
Class C(c)	Growth of $10,000	$10,200	$10,007	$10,214	$16,243(a)
	Average annual total return	2.00%	.02%	.42%	4.97%(a)
Lehman Brothers Government/ Corporate Bond Index+	Growth of $10,000	$10,549	$13,033	$14,277	$20,609
	Average annual total return	5.49%	9.23%	7.38%	7.50%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Strategic Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

Economic Guideposts Data as of 10/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Strategic Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Strategic Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Jan C. Faller

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1999 after 9 years of experience as investment manager for PanAgora Asset Management and banking officer for Wainwright Bank & Trust Co.

• MBA, Amos Tuck School, Dartmouth College.

• Joined the fund in 2000.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after five years of experience as an investment analyst at Phoenix Investment Partners and as credit officer in asset-based lending group at Fleet Bank.

• Joined the fund in 2002.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 after five years of experience as fixed income analyst specializing in synthetic GIC bond portfolios at Fidelity Investments.

• Head of Fixed Income Enhanced Strategies and Mutual Funds Group: New York.

• MBA, Yale University.

• Joined the fund in 2002.

Brett Diment

Managing Director of Deutsche Asset Management.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Over 12 years of investment industry experience.

• Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

• BSc, London School of Economics.

Edwin Gutierrez

Vice President of Deutsche Asset Management.

• Joined Deutsche Asset Management in 2000 after five years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• MSc, Georgetown University.

• Joined the fund in 2002.

In the following interview, Jan C. Faller, lead portfolio manager of Scudder Strategic Income Fund, discusses market conditions and the fund's investment strategy during the 12-month period ended October 31, 2002.

Q: How did the fund perform over the 12 months ended October 31, 2002?

A: The fund's Class A shares (unadjusted for sales charges) provided a total return of 2.38 percent over the past 12 months, compared with a 2.79 percent return for the average multisector income fund (a fund that can invest in US government, US corporate and foreign bonds) as tracked by Lipper, Inc., and a 5.49 percent return for its benchmark, the Lehman Brothers Government/Corporate Index, a group of investment-grade bonds that vary in maturity and quality. The fund's underperformance relative to its peers was caused primarily by the sharp decline in the high-yield markets in the latter half of the reporting period.

Q: How would you characterize the market environment for the fund for the period?

A: Both emerging markets and the high-yield market, which represent the largest positions in the fund, were especially uneven over the past 12 months. In the United States, the high-yield market performed well in the first six months of the reporting period, recovering nicely after September 11, 2001. The first quarter of this year and part of the second quarter were strong. After that, however, the high-yield market began to struggle significantly. The struggle was driven by two things. The first was a sell-off in sympathy with continued weakness in the stock market. Second, holders of high-yield securities became less comfortable with risk, partly because of the corporate fraud and accounting scandals that were coming to light. As a result, they demanded higher yields to compensate for the perceived increased risk. The fund's performance reflected both of those developments, as high yield represented nearly 50 percent of assets of the fund for most of the time period. It did well relative to its peers in the first six months of the period but faded in the last six months as a result of the fairly aggressive selloff in the high-yield market.

In emerging markets, the biggest story was the Brazilian elections, which dominated headlines and led to significant volatility. Late in 2001 and early 2002, the backdrop for emerging markets was quite positive. Demand from investors was high, and economic fundamentals were strong. A number of oil-exporting countries benefited from rising oil prices. At the same time, low interest rates and expectations of global economic stabilization provided an encouraging backdrop. Toward the middle of 2002, however, we saw a sharp correction in emerging-markets fixed-income prices. Declining growth expectations, as well as continuing negative sentiment toward Brazil, led to increased risk aversion.

As Brazil's election approached, and as the nongovernment candidate, Luiz Inacio Lula da Silva, adopted a more market-friendly tone, prices for that country's debt found a floor. Meanwhile, increased political stability and strong oil prices helped Russia perform strongly. Mexico also recovered after a volatile July, maintaining its status as a flight-to-quality country in Latin America. Now the market awaits word from Brazil about the type of economic team Lula da Silva will put in place.

Q: What were some of the other factors affecting the fund's performance?

A: The fund did not hold any investment-grade corporate credits in the portfolio. That helped the fund, as it avoided many of the companies that were affected, fairly or unfairly, by the accounting scandals. So, the fund's "credit barbell" emphasizing high-yield and emerging-markets credits meant we did not have to worry about problems in the investment-grade market. That continues to be the fund's strategy.

The fund's exposure to the euro ranged from 7 percent to 12 percent of assets. This exposure helped performance, as the euro has rallied strongly since April. The fund also benefited from country selection in emerging markets. We avoided the Argentina default entirely and were cautious toward Brazil because of concerns of contagion from Argentina to other countries. Instead, the fund's emerging-markets exposure to Russia and Mexico contributed to performance, as these countries benefited from rising oil prices and increased investor demand. Russia's returns were further boosted by the improving economic and political environment within that country. Mexico, meanwhile, benefited from the budding US recovery. Finally, both Mexico and Russia received credit upgrades from major rating agencies over the past six months.

Q: Have you made any changes in the fund's allocations?

A: The fund's exposure to emerging markets neither increased nor decreased over the past year. However, as concerns about Brazil grew, some assets were shifted from that country and other higher-risk markets to places where we saw less risk, such as Bulgaria and Mexico. We decreased the fund's high yield allocation from 42 percent of assets to 35 percent. Initially, this was a profit-taking move; more recently, we were seeking to reduce the fund's price volatility. We still like the high-yield market, and the fund is overweight in that market relative to its peers. For now, we expect to maintain that weighting.

Q: What is your outlook for emerging-markets and high-yield debt over the coming months?

A: In emerging markets, we think the prospects for the asset class remain favorable, at least while the Lula "honeymoon" continues. A responsible economic team in Brazil would help secure the longer-term outlook for Latin America. Overall, external conditions remain key. While recent stability in global equity markets has helped, renewed weakness would place pressure on all emerging markets. A continuation of low interest rates by the US Federal Reserve Board and - possibly - the European Central Bank would provide a staging ground for further strong performance.

In the corporate market, we believe the outlook is gloomier among many market participants than is warranted. Many of them are looking for a return to the kind of growth we saw in the mid-1990s. If we can maintain a more-sustainable growth rate of 1½ percent to 2½ percent a year, we feel that, along with the improving earnings picture, that level will be adequate. As long as this environment continues, we believe the portfolio's high-yield exposure - combined with its emerging-markets exposure - should help the fund maintain its price stability while it provides an attractive income to investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Portfolio Composition	10/31/02	10/31/01

High-Yield Corporate Bonds	35%	42%
Emerging Market Bonds	23%	18%
Foreign Currency Bonds	26%	20%
US Treasury Obligations	9%	13%
Cash Equivalents	2%	2%
Other	5%	5%
	100%	100%

Quality	10/31/02	10/31/01

AAA	19%	27%
AA	15%	8%
BBB	12%	8%
BB	16%	11%
B	27%	39%
CCC and CC	5%	7%
Below CC	6%	-
	100%	100%

Interest Rate Sensitivity	10/31/02	10/31/01

Average maturity	7.4 years	9.1 years
Average duration	4.5 years	5.5 years

Portfolio Composition, Quality and Interest Rate Sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Principal Amount (d)	Value ($)

Corporate Bonds 34.1%
Consumer Discretionary 11.1%
Adelphia Communications Corp., 7.75%, 1/15/2009*	250,000	81,250
Advantica Restaurant Co., 11.25%, 1/15/2008	220,216	167,364
American Achieve Corp., 11.625%, 1/1/2007	490,000	504,700
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	465,000	298,181
Ameristar Casino, Inc., 10.75%, 2/15/2009	700,000	756,000
Antenna TV SA, 9.0%, 8/1/2007	200,000	116,000
AOL Time Warner, Inc., 5.625%, 5/1/2005	290,000	288,890
Avondale Mills, Inc., 10.25%, 5/1/2006	505,000	454,500
Boca Resorts, Inc., 9.875%, 4/15/2009	1,890,000	1,946,700
Buffets, Inc., 11.25%, 7/15/2010	305,000	305,000
Charter Communications Holdings LLC:
8.625%, 4/1/2009	50,000	21,500
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	240,000	54,000
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	315,000	75,600
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	635,000	152,400
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	645,000	667,575
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	400,000	416,500
Cinemark USA, Inc.:
8.5%, 8/1/2008	795,000	733,382
Series D, 9.625%, 8/1/2008	535,000	510,925
Clear Channel Communication, Inc., 8.0%, 11/1/2008	530,000	558,488
Cox Communications, Inc., 7.125%, 10/1/2012	345,000	356,450
CSC Holdings, Inc.:
7.875%, 12/15/2007	1,465,000	1,212,282
Senior Note, 7.25%, 7/15/2008	125,000	102,813
Dana Corp., 10.125%, 3/15/2010	850,000	824,500
DIMON, Inc.:
8.875%, 6/1/2006	370,000	368,150
Series B, 9.625%, 10/15/2011	805,000	835,185
EchoStar Communications Corp.:
9.25%, 2/1/2006	1,350,000	1,350,000
9.375%, 2/1/2009	1,085,000	1,085,000
Eldorado Resorts LLC, 10.5%, 8/15/2006	1,220,000	1,207,800
Finlay Enterprises, Inc., 9.0%, 5/1/2008	1,040,000	925,600
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	645,000	593,400
Frontiervision LP, 11.0%, 10/15/2006	400,000	288,000
Gap, Inc., 5.625%, 5/1/2003	490,000	490,000
Guitar Center Management, 11.0%, 7/1/2006	665,000	671,650
Hasbro, Inc., 8.5%, 3/15/2006	1,220,000	1,232,200
Herbst Gaming, Inc., 10.75%, 9/1/2008	1,445,000	1,495,575
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,648,000	1,722,160
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	720,000	720
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	625,000	237,500
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,155,000	948,544
International Game Technology, 8.375%, 5/15/2009	615,000	673,425
Jacobs Entertainment Co., 11.875%, 2/1/2009	65,000	66,625
Krystal, Inc., 10.25%, 10/1/2007	740,000	659,525
MGM Mirage, Inc.:
8.5%, 9/15/2010	765,000	833,513
9.75%, 6/1/2007	300,000	330,000
Mothers Work, Inc., 11.25%, 8/1/2010	270,000	270,000
National Vision, Inc., 12.0%, 3/30/2009	2,394,805	1,532,675
Nextmedia Operating, Inc., 10.75%, 7/1/2011	860,000	852,475
NTL, Inc., Series B, 11.5%, 2/1/2006*	1,630,000	114,100
Ono Finance PLC, Zero Coupon, 5/31/2009	550	6
Park Place Entertainment Corp., 9.375%, 2/15/2007	1,025,000	1,076,250
PRIMEDIA, Inc., 8.875%, 5/15/2011	445,000	372,688
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	970,000	727,500
Rent-A-Center, Inc., 11.0%, 8/15/2008	1,200,000	1,278,000
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,255,958	879,171
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	170,000	168,300
Russell Corp., 9.25%, 5/1/2010	295,000	303,850
Scientific Games Corp., 12.5%, 8/15/2010	318,000	357,750
Sealy Mattress Co., Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	1,825,000	1,642,500
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	730,000	759,200
Six Flags, Inc., 10.0%, 4/1/2008	1,230,000	1,097,775
Sonic Automotive, Inc., 11.0%, 8/1/2008	960,000	993,600
Station Casinos, Inc., 9.875%, 7/1/2010	345,000	371,738
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	1,340,000	1,355,075
Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	1,548,000	1,617,660
Venetian Casino Resort LLC, 11.0%, 6/15/2010	770,000	789,250
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	640,000	624,000
Wynn Las Vegas Corp., 12.0%, 11/1/2010	100,000	94,000
YUM! Brands, Inc., 7.7%, 7/1/2012	325,000	336,375
		44,233,510
Consumer Staples 2.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	1,205,000	1,247,175
Delhaize America, Inc., 8.125%, 4/15/2011	220,000	186,718
Doane Pet Care Co., 9.75%, 5/15/2007	415,000	305,025
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	455,000	450,450
Fleming Companies, Inc.:
9.25%, 6/15/2010	160,000	131,200
9.875%, 5/1/2012	1,050,000	593,250
10.125%, 4/1/2008	1,035,000	879,750
IMC Global, Inc., 10.875%, 6/1/2008	395,000	424,625
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,390,000	1,433,438
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	70,000	77,000
PSF Group Holdings, Inc., 9.25%, 6/15/2011	770,000	531,300
Salton, Inc., 12.25%, 4/15/2008	165,000	150,150
Service Corp. International, 7.7%, 4/15/2009	1,330,000	1,123,850
Smithfield Foods, Inc., 8.0%, 10/15/2009	80,000	80,400
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	835,000	843,350
Swift & Co., 10.125%, 10/1/2009	75,000	64,500
US Can Corp., Series B, 12.375%, 10/1/2010	315,000	124,425
		8,646,606
Energy 2.8%
Avista Corp., 9.75%, 6/1/2008	1,225,000	1,093,166
Chesapeake Energy Corp.:
8.125%, 4/1/2011	600,000	612,000
9.0%, 8/15/2012	640,000	668,800
Consumers Energy Co.:
6.0%, 3/15/2005	225,000	215,945
6.25%, 9/15/2006	90,000	85,939
Continental Resources, Inc., 10.25%, 8/1/2008	1,005,000	874,350
Edison Mission Energy, 7.73%, 6/15/2009	1,280,000	512,000
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	435,000	405,359
Key Energy Services, Inc., 14.0%, 1/15/2009	403,000	463,450
Nevada Power Co., 10.875%, 10/15/2009	100,000	95,000
Newpark Resources, Inc., 8.625%, 12/15/2007	210,000	197,400
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	200,000	150,723
7.95%, 3/15/2023	230,000	181,694
Parker & Parsley, 8.25%, 8/15/2007	50,000	52,383
Parker Drilling Co., Series B, 10.125%, 11/15/2009	790,000	766,300
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	335,000	33,500
Petro Stopping Centers, 10.5%, 2/1/2007	1,640,000	1,476,000
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	130,000	132,195
7.5%, 4/15/2012	245,000	263,114
Plains All American Pipeline, 7.75%, 10/15/2012	80,000	81,600
Pride International, Inc., 10.0%, 6/1/2009	440,000	474,100
Southwest Gas Corp., 7.625%, 5/15/2012	250,000	262,182
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	360,000	201,600
Transocean, Inc., 9.5%, 12/15/2008	250,000	309,558
Westar Energy, Inc., 7.875%, 5/1/2007	605,000	582,167
Western Resources, Inc., 9.75%, 5/1/2007	255,000	224,933
Westport Resources Corp., 8.25%, 11/1/2011	350,000	363,125
Xcel Energy, Inc., 7.0%, 12/1/2010	185,000	155,400
		10,933,983
Financials 1.1%
Capstar Hotel Co., 8.75%, 8/15/2007	530,000	331,250
Corrections Corp. of America, 9.875%, 5/1/2009	655,000	691,844
FRD Acquisition, Series B, 12.5%, 7/15/2004*	230,000	0
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	1,085,000	1,030,750
LaBranche & Co., Inc., 12.0%, 3/2/2007	480,000	508,800
Meristar Hospitality Corp.:
8.75%, 8/15/2007	100,000	62,500
9.0%, 1/15/2008	685,000	571,975
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	390,000	388,050
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	305,000	332,450
Xerox Credit Corp., 7.0%, 6/9/2003	220,000	198,000
		4,115,619
Health Care 1.3%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	100,000	100,500
HealthSouth Corp.:
7.0%, 6/15/2008	860,000	632,100
7.625%, 6/1/2012	1,935,000	1,528,650
Insight Health Services, Series B, 9.875%, 11/1/2011	355,000	344,350
Magellan Health Services, Inc.:
9.0%, 2/15/2008	795,000	135,150
9.375%, 11/15/2007	65,000	41,600
Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	1,605,000	1,516,725
MedQuest, Inc., 11.875%, 8/15/2012	100,000	99,500
Omnicare, Inc., Series B, 8.125%, 3/15/2011	215,000	227,900
Radiologix, Inc., 10.5%, 12/15/2008	230,000	224,250
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012	90,000	90,000
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	355,000	335,475
		5,276,200
Industrials 8.7%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	1,900,000	1,862,000
Series B, 10.0%, 8/1/2009	640,000	614,400
Atlantis Group, Inc., 11.0%, 2/15/2003	808,000	795,880
AutoNation, Inc., 9.0%, 8/1/2008	700,000	712,250
Avis Group Holdings, Inc., 11.0%, 5/1/2009	1,550,000	1,672,063
Buckeye Technologies, Inc.:
8.50%, 12/15/2005	575,000	471,500
9.25%, 9/15/2008	205,000	155,800
Caraustar Industries, Inc., 7.375%, 6/1/2009	150,000	148,918
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	215,000	196,994
Coinmach Corp., 9.0%, 2/1/2010	1,020,000	1,050,600
Collins & Aikman Products:
10.75%, 12/31/2011	210,000	194,250
11.5%, 4/15/2006	510,000	422,025
Congoleum Corp., 8.625%, 8/1/2008	1,220,000	939,400
CP Ships Ltd., 10.375%, 7/15/2012	605,000	623,150
Day International Group, Inc., 11.125%, 6/1/2005	700,000	700,000
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	2,395,000	958,000
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	710,000	461,500
Equistar Chemicals LP:
8.75%, 2/15/2009	1,610,000	1,336,300
10.125%, 9/1/2008	855,000	769,500
Fairchild Corp., 10.75%, 4/15/2009	460,000	446,200
Ferro Corp., 9.125%, 1/1/2009	200,000	209,555
Fibermark, Inc., 10.75%, 4/15/2011	455,000	427,700
Flowserve Corp., 12.25%, 8/15/2010	442,000	468,520
Fort James Corp., 6.875%, 9/15/2007	610,000	536,800
Golden State Petroleum Transportation, 8.04%, 2/1/2019	280,000	259,179
Goodyear Tire & Rubber Co.:
6.375%, 3/15/2008	230,000	168,135
7.857%, 8/15/2011	890,000	656,428
8.125%, 3/15/2003	370,000	366,343
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	270,000	27
Grove Investors, Inc., 14.5%, 5/1/2010*	996,744	0
GS Technologies:
12.0%, 9/1/2004*	300,819	30,082
12.25%, 10/1/2005*	1,260,000	63,000
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	1,080,000	529,200
Hercules, Inc.:
6.6%, 8/1/2027	55,000	53,488
11.125%, 11/15/2007	605,000	666,256
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	170,000	174,250
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	810,000	822,150
Kansas City Southern:
7.5%, 6/15/2009	650,000	672,750
9.5%, 10/1/2008	390,000	429,000
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	1,050,000	988,313
Knoll, Inc., 10.875%, 3/15/2006	378,000	359,100
La Petite Academy, Inc., 10.0%, 5/15/2008	2,430,000	1,263,600
Louisiana Pacific Corp., 10.875%, 11/15/2008	335,000	351,750
Lyondell Chemical Co.: 9.5%, 12/15/2008	975,000	911,625
10.875%, 5/1/2009	50,000	42,500
Metaldyne Corp., 11.0%, 6/15/2012	365,000	259,150
Millennium America, Inc.:
7.0%, 11/15/2006	830,000	776,050
9.25%, 6/15/2008	890,000	894,450
9.25%, 6/15/2008	960,000	964,800
Motors and Gears, Inc., 10.75%, 11/15/2006	380,000	323,000
Navistar International Corp., 9.375%, 6/1/2006	275,000	248,188
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	120,000	124,800
Phelps Dodge Corp., 8.75%, 6/1/2011	140,000	140,735
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	2,200,000	22,000
Resolution Performance Products LLC, 13.5%, 11/15/2010	265,000	280,900
Samsonite Corp., 10.75%, 6/15/2008	820,000	615,000
Terex Corp., Series B, 10.375%, 4/1/2011	455,000	411,775
Texas Petrochemicals Corp., 11.125%, 7/1/2006	170,000	107,100
Trico Marine Services, 8.875%, 5/15/2012	485,000	378,300
United Rentals, Inc.:
Series B, 8.8%, 8/15/2008	1,000,000	730,000
10.75%, 4/15/2008	990,000	920,700
WCI Communities, Inc., 10.625%, 2/15/2011	1,605,000	1,440,488
Xerox Corp.:
5.5%, 11/15/2003	705,000	655,650
9.75%, 1/15/2009	475,000	404,938
		34,678,505
Information Technology 0.6%
Amkor Technology, Inc., 9.25%, 5/1/2006	310,000	258,850
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	555,000	516,150
Series B, 6.5%, 4/15/2008	150,000	133,500
Seagate Technology Holdings, 8.0%, 5/15/2009	610,000	616,100
Solectron Corp.:
7.375%, 3/1/2006	230,000	195,500
9.625%, 2/15/2009	640,000	576,000
		2,296,100
Materials 3.1%
American Plumbing & Mechanical, Inc., 11.625%, 10/15/2008	50,000	17,500
Dayton Superior Corp., 13.0%, 6/15/2009	280,000	218,400
Dex Media East LLC/Fin:
9.875%, 11/15/2009	705,000	726,150
12.125%, 11/15/2012	1,130,000	1,161,075
DIMAC Corp., 12.5%, 10/1/2008*	1,980,000	19,800
Foamex LP/Capital Corp., 10.75%, 4/1/2009	200,000	112,000
Fonda Group, 9.5%, 3/1/2007	3,270,000	2,289,000
Georgia-Pacific Corp.:
7.5%, 5/15/2006	820,000	721,600
8.125%, 5/15/2011	495,000	428,175
Debenture, 7.7%, 6/15/2015	635,000	488,950
Greif Brothers Corp., 8.875%, 8/1/2012	460,000	476,100
MMI Products, Inc., Series B, 11.25%, 4/15/2007	770,000	742,088
Owens-Brockway Glass Container, 8.875%, 2/15/2009	900,000	924,750
Owens-Illinois, Inc., 7.5%, 5/15/2010	215,000	188,663
Republic Technologies International LLC, 13.75%, 7/15/2009*	2,780,000	111,200
Riverwood International Corp., 10.875%, 4/1/2008	1,820,000	1,847,300
Schuler Homes, Inc.:
9.375%, 7/15/2009	245,000	243,775
10.5%, 7/15/2011	935,000	932,663
Stone Container Corp., 9.75%, 2/1/2011	200,000	214,500
Toll Corp., 8.25%, 2/1/2011	535,000	526,975
		12,390,664
Telecommunication Services 2.5%
Allegiance Telecom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	525,000	70,875
American Tower Corp., 9.375%, 2/1/2009	260,000	150,800
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	1,110,000	965,700
Avaya, Inc., 11.125%, 4/1/2009	1,240,000	899,000
Celcaribe SA, 14.50%, 3/15/2004	830,000	377,650
Century Communications Corp.:
8.875%, 1/15/2007*	510,000	104,550
8.75%, 10/1/2007*	160,000	32,800
Crown Castle International Corp.:
9.375%, 8/1/2011	50,000	35,750
Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	810,000	631,800
FairPoint Communications, Inc., 12.5%, 5/1/2010	595,000	327,250
ICG Holdings, Inc., 13.5%, 9/15/2005*	4,765,000	17,869
Impsat Corp., 12.375%, 6/15/2008*	1,765,000	44,125
Level 3 Communications, Inc., 11.0%, 3/15/2008	340,000	196,350
MGC Communications, Inc., 13.0%, 10/1/2004	2,250,000	675,000
Motorola, Inc., 8.0%, 11/1/2011	170,000	167,210
Nextel Communications, Inc.:
9.375%, 11/15/2009	85,000	72,888
9.5%, 2/1/2011	1,100,000	932,250
Nextlink Communications, Inc.:
12.5%, 4/15/2006*	635,000	1,588
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009*	1,070,000	2,675
Qwest Capital Funding:
5.875%, 8/3/2004	50,000	39,000
7.0%, 8/3/2009	1,535,000	851,925
7.625%, 8/2/2021	340,000	163,200
Qwest Corp.:
5.625%, 11/15/2008	2,205,000	1,764,000
8.875%, 3/15/2012	465,000	423,150
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	860,000	159,100
Sprint Capital Corp.:
6.125%, 11/15/2008	720,000	565,856
6.375%, 5/1/2009	100,000	78,352
8.375%, 3/15/2012	100,000	84,157
Teligent, Inc., Series B, Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008*	740,000	74
US West Communication, Inc., 7.25%, 9/15/2025	240,000	169,200
XO Communications, Inc., Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008*	930,000	2,325
		10,006,469
Utilities 0.7%
Calpine Corp.:
7.875%, 4/1/2008	130,000	41,600
8.5%, 2/15/2011	770,000	250,250
CMS Energy Corp.:
7.5%, 1/15/2009	280,000	201,600
8.5%, 4/15/2011	1,260,000	894,600
8.9%, 7/15/2008	115,000	86,250
Public Service Co. of Colorado, 7.875%, 10/1/2012	560,000	579,832
Southwestern Public Service Co.:
Series A, 6.2%, 3/1/2009	110,000	100,495
Series B, 5.125%, 11/1/2006	555,000	511,339
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	275,000	236,500
		2,902,466
Total Corporate Bonds (Cost $176,068,395)		135,480,122

Foreign Bonds - US$ Denominated 22.8%
Acetex Corp., 10.875%, 8/1/2009	355,000	372,750
Bluewater Finance Ltd., 10.25%, 2/15/2012	580,000	533,600
British Sky Broadcasting PLC:
6.875%, 2/23/2009	395,000	390,063
8.2%, 7/15/2009	1,065,000	1,118,250
Central Bank of Dominican Republic, 9.5%, 9/27/2006	2,000,000	2,100,000
Central Bank of Nigeria, 6.25%, 11/15/2020	2,500,000	1,543,750
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	225,000	177,750
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	3,785,000	2,649,500
Conproca SA, 12.0%, 6/16/2010*	295,000	351,050
Corp Durango SA, 13.75%, 7/15/2009	630,000	384,300
Disco SA, 9.875%, 5/15/2008	215,000	167,700
Euramax International PLC, 11.25%, 10/1/2006	900,000	922,500
Fage Dairy Industry SA, 9.0%, 2/1/2007	275,000	262,625
Federal Republic of Brazil, 11.0%, 8/17/2040	500,000	268,750
Federative Republic of Brazil:
Series L, 0.0%, 4/15/2012	5,000,000	2,375,000
10.125%, 5/15/2027	3,000,000	1,533,000
11.0%, 8/17/2040	1,000,000	537,500
Global Telesystems, Inc.:
11.5%, 12/15/2007*	2,345,000	235
10.875%, 6/15/2008*	800,000	80
Gruma SA de CV, 7.625%, 10/15/2007	195,000	182,813
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	380,000	117,800
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	850,000	862,750
Innova S de R.L., 12.875%, 4/1/2007	540,000	426,600
Intrawest Corp.:
10.5%, 2/1/2010	50,000	50,250
10.5%, 2/1/2010	100,000	100,500
Ivory Coast:
Series YR20, 2.0%, 3/29/2018*	1,700,000	263,500
Series 20YR, 2.0%, 3/29/2018*	1,710,000	290,700
Luscar Coal Ltd., 9.75%, 10/15/2011	100,000	105,625
MDP Acquisitions PLC, 9.625%, 10/1/2012	145,000	148,625
MetroNet Communications Corp.:
Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	1,570,000	223,725
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	775,000	104,625
Millicom International Cellular SA, 13.5%, 6/1/2006*	1,160,000	324,800
Ocean Rig Norway AS, 10.25%, 6/1/2008	445,000	387,150
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	895,000	241,650
Petronas Capital Ltd., 7.875%, 5/22/2022	5,600,000	5,821,612
PTC International Finance BV, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	725,000	739,500
PTC International Finance II SA, 11.25%, 12/1/2009	270,000	271,350
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	800,000	184,000
9.75%, 9/19/2027*	3,000,000	573,135
11.375%, 3/15/2010*	1,000,000	210,000
11.375%, 3/15/2010*	400,000	84,000
11.375%, 1/30/2017*	700,000	161,000
11.75%, 4/7/2009*	4,140,000	952,200
11.75%, 6/15/2015*	400,000	82,249
12.375%, 2/21/2012*	650,000	143,000
Republic of Bulgaria:
8.25%, 1/15/2015	4,390,000	4,680,838
Series IAB, Interest Arrears Bond, Floating Rate Bond, LIBOR plus .8125%, 2.688%, 7/28/2011	1,988,500	1,809,535
Republic of Chile, 7.125%, 1/11/2012	1,400,000	1,501,016
Republic of Colombia:
7.625%, 2/15/2007	700,000	623,000
8.625%, 4/1/2008	950,000	845,500
10.5%, 7/9/2010	3,150,000	2,937,375
11.75%, 2/25/2020	900,000	842,400
Republic of Ecuador, Series REGS, Step-up Coupon, 6.0% to 8/15/2003, 7.0% to 8/15/2004, 8.0% to 8/2015	2,500,000	1,025,000
Republic of Peru, 9.125%, 2/21/2012	800,000	706,000
Republic of Philippines:
9.5%, 10/21/2024	1,250,000	1,359,375
10.625%, 3/16/2025	600,000	618,000
Republic of Turkey:
11.875%, 1/15/2030	400,000	374,000
12.375%, 6/15/2009	1,900,000	1,933,250
Republic of Venezuela:
Zero Coupon, 4/15/2020	9,000	0
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,800,000	1,435,500
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus ..875, 2.875%, 12/18/2007	3,404,700	2,672,690
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	120,000	98,400
8.75%, 2/2/2011	1,300,000	1,131,000
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	8,250,000	6,300,938
Russian Ministry of Finance, 3.0%, 5/14/2006	8,500,000	7,373,750
South Africa Republic, 7.375%, 4/25/2012	2,500,000	2,631,250
Stagecoach Holdings PLC, 8.625%, 11/15/2009	1,325,000	973,313
Star Choice Communications, Inc., 13.0%, 12/15/2005	800,000	744,000
Stena AB, 8.75%, 6/15/2007	50,000	48,563
Stone Container Corp., 11.5%, 8/15/2006	670,000	710,200
TeleWest Communications PLC, 11.0%, 10/1/2007*	2,395,000	275,425
TFM SA de CV:
10.25%, 6/15/2007	1,540,000	1,420,650
12.5%, 6/15/2012	580,000	566,950
Tyco International Group SA:
5.8%, 8/1/2006	2,805,000	2,454,375
6.125%, 11/1/2008	1,585,000	1,363,100
6.125%, 1/15/2009	1,365,000	1,173,900
6.375%, 10/15/2011	1,445,000	1,228,250
Ukraine Government, 11.0%, 3/15/2007	672,000	688,800
United Mexican States:
8.125%, 12/30/2019	2,600,000	2,593,500
11.5%, 5/15/2026	4,150,000	5,363,875
Vicap SA, 11.375%, 5/15/2007	850,000	663,000
Yell Finance BV:
10.75%, 8/1/2011	150,000	150,000
Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	335,000	204,350
Total Foreign Bonds - US$ Denominated (Cost $89,596,255)		90,262,630
Foreign Bonds - Non US$ Denominated 25.1%
BundesRepublic of Deutschland, 6.0%, 1/4/2007 EUR	9,166,220	9,856,521
Federal Republic of Germany, 6.0%, 7/4/2007 EUR	25,748,662	27,843,224
Ivory Coast:
1.9%, 3/29/2018* EUR	724,133	121,835
2.0%, 3/29/2018* EUR	2,469,674	389,123
Kingdom of Spain, 6.0%, 1/31/2008 EUR	26,000,000	28,120,154
Province of Ontario, 1.875%, 1/25/2010 JPY	875,000,000	7,792,865
Republic of Argentina, 8.0%, 2/26/2008* EUR	400,000	67,300
Republic of Italy, 10.5%, 4/28/2014 GBP	9,200,000	21,034,510
Romania, 10.625%, 6/27/2008 EUR	2,000,000	2,274,331
Ukraine Government, 10.0%, 3/15/2007 EUR	1,260,000	1,222,082
United Mexican States, 7.5%, 3/8/2010 EUR	900,000	889,617
Total Foreign Bonds - Non US$ Denominated (Cost $108,401,123)		99,611,562

US Government & Agencies 8.7%
US Treasury Bond:
5.375%, 2/15/2031	5,000,000	5,277,540
7.25%, 5/15/2016	3,000,000	3,787,617
US Treasury Note:
4.75%, 11/15/2008	9,000,000	9,775,548
6.5%, 8/15/2005	14,000,000	15,692,432
Total US Government & Agencies (Cost $33,896,147)		34,533,137

	Shares	Value ($)

Common Stocks 0.2%
AMF Bowling Worldwide, Inc.*	6,839	150,458
Capital Pacific Holdings, Inc.*	4,345	14,165
Central Bank of Nigeria	2,500	0
Dade Behring, Inc.*	22,400	336,000
FRD Acquisition Co.*	4,239	16,786
ICG Communications, Inc.*	4,026	40
Mariner Health Care, Inc.*	2,945	14,725
MEDIQ, Inc.	2,486	10,797
Metal Management, Inc.*	83,881	335,524
National Vision, Inc.*	149,505	41,861
The Manitowoc Co., Inc.	2,039	48,100
Total Common Stocks (Cost $8,517,771)		968,456

Preferred Stocks 0.2%
Sinclair Capital (Cost $807,000)	8,070	844,323

Convertible Bonds 0.1%
Avaya, Inc., Zero Coupon, 10/31/2021*	695,000	218,091
DIMON, Inc., 6.25%, 3/31/2007	185,000	159,100
Total Convertible Bonds (Cost $360,511)		377,191

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.*	2,724	5,884
World Access, Inc. "D"	933	0
Total Convertible Preferred Stocks (Cost $1,573,906)		5,884

Warrants 0.0%
American Banknote Corp.*	1,300	0
AMF Bowling Worldwide, Inc.*	15,724	31,448
AMF Bowling Worldwide, Inc.*	16,093	32,186
DeCrane Aircraft Holdings, Inc.*	2,740	27
Destia Communications, Inc.	1,425	0
Empire Gas Corp.*	2,208	0
KMC Telecom Holdings, Inc.*	2,100	0
Mariner Health Care, Inc.*	2,781	160
McLeodUSA, Inc.*	6,036	302
Republic Technologies International LLC*	2,780	28
Stage Stores, Inc.*	5,586	48,151
Waxman Industries, Inc.	222,607	2,226
Total Warrants (Cost $5,569,137)		114,528

	Units	Value ($)

Other 4.6%
SpinCycle, Inc.*	105,025	256,634
SpinCycle, Inc. "F"*	737	40

	Principal Amount (d)	Value ($)

Riverside Loan Trust II, 3.53%, 7/16/2008 (c)	30,000,000	18,032,580
Total Other (Cost $30,256,680)		18,289,254

Cash Equivalents 2.1%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $8,179,892)	8,179,892	8,179,892

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $463,226,817) (a)	97.9	388,666,979
Other Assets and Liabilities, Net	2.1	8,293,953
Net Assets	100.0	396,960,932

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal on interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $467,852,833. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $79,185,854 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,058,699 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $89,244,553.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) The Riverside Loan Trust II Portfolio is also managed by Deutsche Investment Management Americas Inc. The Riverside Trust II does not pay Deutsche Investment Management Americas Inc. a management fee for the Fund's investment in the Trust.
(d) Principal amount in US dollars unless otherwise noted.
PIK denotes that interest or dividend is paid in kind.

At September 30, 2002, open futures contracts sold short and contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year CBT US Treasury Note	12/19/2002	271	(31,036,342)	(31,088,781)	(52,439)
Liffe Gilt Future	12/27/2002	41	7,657,569	7,646,023	(11,546)
TSE Japan 10 Year Bond	12/11/2002	25	28,731,077	28,960,144	229,067
Euro Bund	12/6/2002	106	11,719,756	11,689,923	(29,833)
Total net unrealized appreciation on open futures contracts					135,249

Currency Abbreviation
EUR	Euro
GBP	Great British Pound
JPY	Japanese Yen

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $463,226,817)	$ 388,666,979
Cash	10,000
Foreign currency, at value (cost $1,079)	1,606
Receivable for investments sold	6,382,797
Interest receivable	10,026,541
Receivable for Fund shares sold	120,908
Receivable for daily variation margin on open futures contracts	66,977
Unrealized appreciation on forward foreign currency exchange contracts	251,267
Total assets	405,527,075
Liabilities
Payable for investments purchased	6,793,543
Payable for Fund shares redeemed	426,715
Unrealized depreciation on forward foreign currency exchange contracts	864,376
Accrued management fee	187,626
Other accrued expenses and payables	293,883
Total liabilities	8,566,143
Net assets, at value	$ 396,960,932
Net Assets
Net assets consist of: Undistributed net investment income	483,352
Net unrealized appreciation (depreciation) on: Investments	(74,559,838)
Futures	135,249
Foreign currency related transactions	(395,722)
Accumulated net realized gain (loss)	(116,788,747)
Paid-in capital	588,086,638
Net assets, at value	$ 396,960,932

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($299,772,658 / 73,461,220 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.08
Maximum offering price per share (100 / 95.5 of $4.08)	$ 4.27
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($81,699,719 / 20,040,515 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.08
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,488,555 / 3,772,001 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Dividends	$ 241,637
Interest	36,347,508
Total Income	36,589,145
Expenses: Management fee	2,399,602
Administrative fee	1,335,405
Distribution service fees	1,814,488
Trustees' fees and expenses	30,334
Total expenses, before expense reductions	5,579,829
Expense reductions	(727)
Total expenses, after expense reductions	5,579,102
Net investment income (loss)	31,010,043
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(38,180,696)
Futures	456,761
Foreign currency related transactions	(6,127,162)
(43,851,097)
Net unrealized appreciation (depreciation) during the period on: Investments	22,689,550
Futures	135,249
Foreign currency related transactions	780,778
23,605,577
Net gain (loss) on investment transactions	(20,245,520)
Net increase (decrease) in net assets resulting from operations	$ 10,764,523

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ 31,010,043	$ 40,118,897
Net realized gain (loss) on investment transactions	(43,851,097)	(25,038,472)
Net unrealized appreciation (depreciation) on investment transactions during the period	23,605,577	3,986,994
Net increase (decrease) in net assets resulting from operations	10,764,523	19,067,419
Distributions to shareholders from: Net investment income: Class A	(18,225,848)	(25,501,387)
Class B	(4,862,479)	(7,360,295)
Class C	(881,248)	(1,217,935)
Tax return of capital: Class A	(8,400,195)	(7,011,338)
Class B	(2,241,091)	(2,023,635)
Class C	(406,163)	(334,859)
Fund share transactions: Proceeds from shares sold	92,735,397	70,922,235
Reinvestment of distributions	22,451,133	27,736,155
Cost of shares redeemed	(132,594,464)	(132,469,397)
Net increase (decrease) in net assets from Fund share transactions	(17,407,934)	(33,811,007)
Increase (decrease) in net assets	(41,660,435)	(58,193,037)
Net assets at beginning of period	438,621,367	496,814,404
Net assets at end of period (including undistributed net investment income of $483,352 and $1,173,021, respectively)	$ 396,960,932	$ 438,621,367

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[d]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 4.33	$ 4.57	$ 5.26	$ 5.60	$ 5.96
Income (loss) from investment operations: Net investment income (loss)[a]	.32	.39	.48	.49	.44
Net realized and unrealized gain (loss) on investment transactions	(.21)	(.20)	(.72)	(.35)	(.35)
Total from investment operations	.11	.19	(.24)	.14	.09
Less distributions from: Net investment income	(.25)	(.34)	(.34)	(.48)	(.45)
Tax return of capital	(.11)	(.09)	(.11)	-	-
Total distributions	(.36)	(.43)	(.45)	(.48)	(.45)
Net asset value, end of period	$ 4.08	$ 4.33	$ 4.57	$ 5.26	$ 5.60
Total Return (%)[b]	2.38	4.47	(4.91)	2.43	1.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	300	322	359	492	550
Ratio of expenses before expense reductions (%)	1.12	1.21[c]	1.10	1.11	1.04
Ratio of expenses after expense reductions (%)	1.12	1.19[c]	1.09	1.10	1.04
Ratio of net investment income (loss) (%)	7.54	8.78	9.55	8.80	7.36
Portfolio turnover rate (%)	86	124	37	92	751
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.18% and 1.18%, respectively.
[d] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 8.04% to 7.54%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Class B
Years Ended October 31,	2002[d]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 4.33	$ 4.57	$ 5.26	$ 5.59	$ 5.96
Income (loss) from investment operations: Net investment income (loss)[a]	.29	.35	.43	.43	.38
Net realized and unrealized gain (loss) on investment transactions	(.21)	(.21)	(.72)	(.34)	(.36)
Total from investment operations	.08	.14	(.29)	(.09)	.02
Less distributions from: Net investment income	(.23)	(.30)	(.30)	(.42)	(.39)
Tax return of capital	(.10)	(.08)	(.10)	-	-
Total distributions	(.33)	(.38)	(.40)	(.42)	(.39)
Net asset value, end of period	$ 4.08	$ 4.33	$ 4.57	$ 5.26	$ 5.59
Total Return (%)[b]	1.77	3.20	(5.85)	1.57	.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	100	119	198	271
Ratio of expenses before expense reductions (%)	1.94	2.22[c]	2.11	2.06	2.01
Ratio of expenses after expense reductions (%)	1.94	2.22[c]	2.10	2.05	2.01
Ratio of net investment income (loss) (%)	6.73	7.75	8.50	7.85	6.39
Portfolio turnover rate (%)	86	124	37	92	751
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.
[d] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.23% to 6.73%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Class C
Years Ended October 31,	2002[d]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 4.36	$ 4.60	$ 5.29	$ 5.62	$ 5.99
Income (loss) from investment operations: Net investment income (loss)[a]	.29	.37	.45	.45	.39
Net realized and unrealized gain (loss) on investment transactions	(.20)	(.21)	(.72)	(.34)	(.36)
Total from investment operations	.09	.16	(.27)	.11	.03
Less distributions from: Net investment income	(.23)	(.31)	(.32)	(.44)	(.40)
Tax return of capital	(.11)	(.09)	(.10)	-	-
Total distributions	(.34)	(.40)	(.42)	(.44)	(.40)
Net asset value, end of period	$ 4.11	$ 4.36	$ 4.60	$ 5.29	$ 5.62
Total Return (%)[b]	2.00	3.55	(5.51)	1.78	.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	16	19	30	30
Ratio of expenses before expense reductions (%)	1.76	1.87[c]	1.76	1.87	1.84
Ratio of expenses after expense reductions (%)	1.76	1.84[c]	1.75	1.85	1.84
Ratio of net investment income (loss) (%)	6.90	8.13	8.87	8.05	6.56
Portfolio turnover rate (%)	86	124	37	92	751
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.
[d] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.40% to 6.90%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through October 31, 2002) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $112,215,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until, October 31, 2003 ($5,576,000), October 31, 2006 ($2,523,000), October 31, 2007 ($18,866,000), October 31, 2008 (25,665,000), October 31, 2009 (20,682,000) and October 31, 2010 ($38,903,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (112,215,000)
Net unrealized appreciation (depreciation) on investments	$ (79,185,854)

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

In addition, during the year ended October 31, 2002, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from ordinary income*	$ 23,969,575
Distributions from return of capital	$ 11,047,449

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $345,563,123 and $377,471,942, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement" ) is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets. Effective September 2, 2002, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.200% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class A	$ 1,018,516	$ 88,123
Class B	348,278	27,951
Class C	32,783	2,798
	$ 1,399,577	$ 118,872

In addition, the Administrative Fee expense on the Statement of Operations includes ($64,172) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 696,230	$ 50,780
Class C	122,929	9,711
	$ 819,159	$ 60,491

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 725,071	$ 80,521	0.23%
Class B	229,735	22,286	0.25%
Class C	40,523	4,002	0.25%
	$ 995,329	$ 106,809

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002 aggregated $24,790.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $198,397 and $921, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2002, SDI received $6,949.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust
(the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $196,095 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $727 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Forward Foreign Currency Commitments

As of October 31, 2002, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver/Receive		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (US $)
EUR	46,071,324	USD	44,933,452	11/12/2002	(647,124)
EUR	5,137,000	USD	5,048,863	11/27/2002	(30,026)
GBP	13,300,000	USD	20,623,645	11/01/2002	(105,735)
GBP	13,300,000	USD	20,615,000	1/31/2003	(76,784)
JPY	889,066,67	USD	7,442,999	11/5/2002	188,829
EUR	8,048,167	USD	7,900,000	11/12/2002	62,438
TRL	1,235,394,000,000	USD	720,000	11/27/2002	(4,707)
					(613,109)

Currency Abbreviations
EUR	Euro	GBP	British Pounds
JPY	Japanese Yen	USD	US Dollar
TRL	Turkish Lira

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,117,756	$ 64,083,521	10,041,695	$ 45,312,294
Class B	5,381,551	22,958,095	4,706,811	21,172,635
Class C	1,323,529	5,693,781	979,589	4,437,306
		$ 92,735,397		$ 70,922,235
Shares issued to shareholders in reinvestment of distributions
Class A	4,001,069	$ 17,012,513	4,595,730	$ 20,521,780
Class B	1,057,440	4,498,272	1,366,597	6,098,136
Class C	219,740	940,348	248,577	1,116,239
		$ 22,451,133		$ 27,736,155
Shares redeemed
Class A	(19,904,717)	$ (84,887,575)	(18,906,100)	$ (85,148,030)
Class B	(9,606,116)	(41,092,484)	(8,927,164)	(40,231,181)
Class C	(1,541,528)	(6,614,405)	(1,565,760)	(7,090,186)
		$ (132,594,464)		$ (132,469,397)
Net increase (decrease)
Class A	(785,892)	$ (3,791,541)	(4,268,675)	$ (19,313,956)
Class B	(3,167,125)	(13,636,117)	(2,853,756)	(12,960,410)
Class C	1,741	19,724	(337,594)	(1,536,641)
		$ (17,407,934)		$ (33,811,007)

H. Change In Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $3,239,818 reduction in cost of securities and a corresponding $3,239,818 increase in net unrealized depreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $2,116,315, increase unrealized depreciation by $1,023,897, and increase net realized gains (losses) by $1,092,418. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Strategic Income Fund, (the "Fund"), as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Income Fund, at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 23, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001), Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); formerly, Partner, Steptoe & Johnson (law firm), Commissioner, Internal Revenue Service, and Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); formerly, Executive Vice President, Iameter (medical information and educational service provider), Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[1,2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[4,5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048